Allmerica Funds
Investment Grade Income Fund
(Supplement to Prospectus dated April 29, 1996)


The following information replaces the first paragraph of the disclosure found in the Fund's Prospectus under "Certain Investment Strategies, Policies and Risk Considerations -- Asset-Backed Securities and Mortgage-Backed Securities:"

Asset-Backed Securities and Mortgage-Backed Securities

	The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, frequency a pool of assets similar to one another. Assets generating such payments include instruments such as motor vehicle installment purchase obligations, credit card receivables, and home equity loans. Payment of principal and interest may be guaranteed for certain amounts and time periods by a letter of credit issued by a financial institution unaffiliated with the issuer of the securities. The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. Under certain interest rates and prepayment rate scenarios, the Fund may fail to recoup fully its investment in asset-baked securities. The Fund will not invest more than 20% of its total assets in asset-backed securities.




















Dated:  November 21, 1996


G:\SHARED\440\AF\P&SAI\PROSPEC\STICKERS\112196.DOC


G:\SHARED\440\AF\P&SAI\PROSPEC\STICKERS\110896.DOC